BLACKROCK FUNDS II

BlackRock Investment Grade Bond Portfolio

(the “Fund”)

Supplement dated August 1, 2016 to

the Statement of Additional Information of the Fund dated January 28, 2016

On July 29, 2016, the Board of Trustees (the “Board”) of BlackRock Funds II approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “BlackRock Managed Income Fund” and certain changes to the Fund’s investment objective and investment strategies, including eliminating the Fund’s non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds and investments that are the economic equivalent of investment grade bonds. The Board also approved a change in the Fund’s fiscal year-end from September 30 to December 31 and a change in the Fund’s distribution policy. Further, the Board approved the addition of Investor C Shares and a reduction in the existing contractual expense caps for Investor A, Institutional and Class K Shares. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team and the benchmark index against which the Fund compares its performance. Fund management has also determined to make certain changes to reduce the breakpoint at which the front-end sales charge is eliminated for purchases of Investor A Shares of the Fund. All of these changes are expected to become effective on or about September 30, 2016.

Shareholders should retain this Supplement for future reference.

SAI-IGB-0816SUP